Reverse stock split	6 Months Ended
Jun. 30, 2012
Reverse Stock Split and Shareholders' Equity [Abstract]
Reverse stock split
12.	Reverse stock split

In the Annual General Meeting of Shareholders held on September 30, 2010, the Company’s shareholders approved a reverse stock split of the Company’s issued and outstanding common stock at a ratio of one share for every five shares outstanding, effective on October 1, 2010. The reverse stock split consolidates five shares of common stock into one share of common stock at a par value of $0.001 per share. As a result of the reverse stock split, the number of outstanding common shares has been reduced from 32,437,480 to 6,487,852, excluding outstanding and unexercised share options and warrants.

The reverse stock split did not affect any shareholder’s ownership percentage of the Company’s common shares or warrants, except to the limited extent that the reverse stock split resulted in any shareholder owning a fractional share. Fractional shares of common stock were rounded up to the nearest whole share.

At June 30, 2012, and following the reverse stock split discussed above, the Company had 5,000,000 shares of preferred stock authorized at $0.001 par value of which none was issued, 250,000,000 shares of common stock authorized at $0.001 par value, of which 6,575,625 shares were issued and outstanding, as well as the number of options and shares of restricted stock discussed in Note 13.